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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this amendment no. 3 to the registration statement on Form S-1

(to register Common Stock) of our report dated February 23, 1998, on our audits of the financial statements of Bruckner Supply Company, Inc. We also consent to the references to our firm under the caption "Experts".

                                          /s/ Anchin, Block & Anchin LLP

New York, New York

April 30, 1999